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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 26, 2002



                                 MAPICS, Inc.
            (Exact name of registrant as specified in its charter)

        Georgia                          000-18674                         04-2711580
(State or other jurisdiction       (Commission File Number)      (IRS Employer Identification No.)
    of incorporation)

                        1000 Windward Concourse Parkway
                           Alpharetta, Georgia 30005
                   (Address of Principal Executive Offices)

                                 678-319-8000
             (Registrant's telephone number, including area code)

                            5775-D Glenridge Drive
                            Atlanta, Georgia 30328
                               (Former Address)


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Item 5.  Other Events.

     On April 26, 2002, the registrant and SunTrust Bank entered into a Revolving Credit Agreement which replaced the registrant's prior credit facility. A copy of the Revolving Credit Agreement is filed herewith as Exhibit 99.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAPICS, INC.
                                         (Registrant)


Date: April 30, 2002                     By /s/ Martin D. Avallone
                                            -------------------------
                                            Martin D. Avallone
                                            Vice President, General Counsel
                                            and Secretary

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                Description                               Page No.
-------                -----------                               -------

99          Revolving Credit Agreement dated April 26, 2002       ___
            between MAPICS, Inc. and SunTrust Bank

                                       3